                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 9, 2005
                                                          --------------

                            RELATIONSERVE MEDIA, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                       333-119632              43-2053462
          ------                       ----------              ----------
(State or Other Jurisdiction           (Commission        (IRS Employer
   of Incorporation)                    File Number)      Identification Number)

            6700 North Andrews Avenue, Fort Lauderdale, Florida      33309
            --------------------------------------------------------------
             (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (954) 202-6000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     /_/  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR  230.425)

     /_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14-12)

     /_/  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     /_/  Pre-commencement  communications  pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            Asset Purchase Agreement
            ------------------------

            On August 9, 2005, RelationServe Media, Inc. (the "Company") entered into an asset  purchase  agreement (the  "Agreement")  with  theglobe.com,  inc.
("Globe") and its  wholly-owned  subsidiary  SendTec,  Inc.  ("SendTec") for the purchase  by the Company of all of the  business  and  substantially  all of the assets of SendTec  ("Asset  Purchase").  Under the terms of the  Agreement,  the
Company will pay $37,500,000,  subject to certain adjustments and assume certain of the Seller's liabilities. In addition, the Company will reserve approximately
$15,000,000  of  restricted  common stock of the Company for  issuance  upon the occurrence of certain future events.

            The closing of the Asset  Purchase is subject to several  conditions including,  approval by Globe's  stockholders,  distribution  of an  information statement to Globe stockholders,  and entry into a redemption agreement by Globe and certain of SendTec's  management  and  employees  for  redemption of shares, options  and  warrants.  The  Company  has  deposited  in escrow  $1,000,000  in connection with the execution of the Agreement, subject to forfeiture in certain circumstances, as described in the Agreement.

            The  closing  is  also  subject  to  certain  ancillary  agreements, including  agreements  with certain  current members of management of SendTec to assume management positions with the Company. The Company intends to finance the acquisition  through issuance of new convertible debt or equity securities,  the final terms of which have not been determined.  The Agreement  requires that the acquisition  financing  be held in  escrow  within 30 days of  execution  of the
Agreement.

            Following  the  closing,  it is  contemplated  that  nearly  all  of
SendTec's employees will become employees of the Company.

            Non-Employee Directors Stock Plan
            ---------------------------------

            On August 9, 2005, by written  consent,  a majority of the Company's stockholders approved the Company's 2005 Non-Employee  Directors Stock Plan (the
"Plan").

            Key features of the Plan include:

            o    Non-employee  directors of the Company and its subsidiaries are eligible to  participate  in the Plan.  The term of the Plan is five years. 2,000,000 shares of common stock have been reserved for  issuance  under  the  Plan,  provided  that  awards to the
                 Chairman of the Board are limited to  1,000,000  shares  during the life of the Plan.

            o    Options may only be issued as non-qualified stock options.

            o    Each  non-employee  director who is  newly-elected or appointed
                 Chairman  of the Board  shall  receive  an  option to  purchase
                 1,000,000  shares of common stock  exercisable on the six-month anniversary of the approval of the Plan by the stockholders.

            o    Each newly elected or appointed  non-employee  director  (other than the  Chairman)  shall be  granted  an option  to  purchase
                 50,000  shares of common stock,  exercisable  as to 50% of such shares on the date which is one year from the date of grant and
                 50% on the date which is two years from the date of grant.

            o    Each  non-employee  director  shall be  granted  an  option  to
                 purchase   50,000   shares  of  common   stock  on  the  second
                 anniversary of such director's initial election or appointment, exercisable  as to 50% on the date  which is one year  from the date of grant and 50% on the date  which is two years  from the date of grant.

            o    Stockholder approval is required in order to replace or reprice options.

            o    The Plan is administered by the Board or a committee designated by the Board.

            o    Options have a maximum term of ten years.

            o    Upon a change in control any  unvested  portion of  outstanding options shall vest and become immediately  exercisable ten days prior to such change in control.

            A copy of the Plan is annexed hereto as Exhibit 10.1.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On  August  9,  2005,  the  Board  of  Directors  appointed  Adam C.
Wasserman as acting Chief  Financial  Officer of the Company.  In such capacity,
Mr.  Wasserman  will serve as the Company's  principal  accounting and financial officer.  Mr. Wasserman  currently devotes  approximately 20% of his time to the
Company.  As the  Company's  business  grows,  the  Company  will either seek to increase  the  amount of time Mr.  Wasserman  devotes  to the  Company or hire a full-time chief financial officer.

            Since June 2005, the Company has been party to an  arrangement  with
CFO Oncall, Inc. of which Mr. Wasserman is the Chief Executive Officer, pursuant to which the  Company  has agreed to pay CFO Oncall a one time fee of $4,000 and pays $95 per hour for the  chief  financial  officer  services  rendered  to the
Company by Mr. Wasserman.

            Since November 1999, Mr. Wasserman has been chief executive  officer of CFO Oncall, Inc., a Florida based provider of consultant  accounting services specializing in SEC financial  reporting,  outsourced  chief  financial  officer services, audit preparation service, accounting, automated systems, and internal controls.  From June 1991 to  November  1999,  Mr.  Wasserman  was Senior  Audit
Manager,  American Express Tax and Business Services, Fort Lauderdale,  Florida.
From  September  1986 to May 1991,  Mr.  Wasserman  was  employed  by Deloitte &
Touche, LLP as a Senior Accountant. Mr. Wasserman has a BA degree from the State
University  of New York at  Albany.  He is a CPA (New  York) and a member of The

American  Institute  of  Certified  Public  Accountants  and  is  currently  the treasurer of Gold Coast Venture Capital Association.

ITEM 8.01   OTHER EVENTS.

            On August 9, 2005, the Company issued a press release announcing its entry into the Agreement described in Item 1.01.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Exhibits

            Exhibit Number          Description
            --------------          -----------

                 10.1               RelationServe  Media Inc. 2005  Non-Employee
                                    Directors Stock Option Plan

                 99.1               Press Release dated August 9, 2005

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Company  has duly  caused  this  report to be  signed on its  behalf by the undersigned hereunto duly authorized.

                                                RELATIONSERVE MEDIA, INC.
                                                (Registrant)

Date:  August 12, 2005
                                                By: /s/ Mandee Heller Adler
                                                    ---------------------------
                                                Name:  Mandee Heller Adler
                                                Title: Chief Executive Officer